Exhibit 99.2

 April 2021  NASDAQ: FBMS

   This IP and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations; (3) interest rate risk; (4) changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to COVID-19; (5) risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (6) changes in management’s plans for the future; (7) credit risk associated with our lending activities; (8) changes in interest rates, loan demand, real estate values, or competition; (9) changes in accounting principles, policies, or guidelines; (10) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; (11) the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; (12) potential increases in the provision for loan losses resulting from the COVID-19 pandemic; and (13) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission, which are available on the SEC’s website, http://www.sec.gov. Undue reliance should not be placed on forward-looking statements. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments, except as required by law. Statements about the potential effects of the COVID-19 pandemic on the Company’s assets, business, liquidity, financial condition, prospects, and results of operations may constitute forward-looking statements and are subject to the risks that the actual effects may differ, possibly materially, from what is reflected in these forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the depth, dispersion and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on customers, employees, third parties and the Company.   2  Forward Looking Statement

 3  The First Bancshares: Building Shareholder Value

   55.2%Q1 ‘21 Efficiency Ratio, Operating (1)  19.0%Total Capital Ratio as of March 31, 2021  5thLargest Bank Headquartered in MS  $5.4bnAssets as of March 31, 2021  12# of Closed Transactions since 2010 (2)  4  Our Company  Company Overview  84Locations in Gulf South: MS, LA, AL, FL & GA  1996Bank Established in Hattiesburg, MS      FBMS Location (84)  PENSACOLA  DESTIN  GULFPORT  HATTIESBURG  VALDOSTA  BATON ROUGE   Source: S&P Global Market Intelligence, Company documents(1) Refer to appendix for “Non-GAAP Reconciliation”(2) Includes 10 whole bank acquisitions, 1 branch acquisition and 1 mortgage company acquisition  1.61% Q1 ’21PTPP ROAA, Operating (1)  MOBILE  JACKSON  TALLAHASSEE

Continuity of Leadership through Multiple Business Cycles

Responsible for devising and executing a disciplined and successful strategy of organic growth and strategic acquisitions

M. Ray "Hoppy" Cole, Jr.	**Dee Dee Lowery**
President/CEO	Executive VP, CFO
36 Years of Experience	32 Years of Experience

Eric Waldron	**George Noonan**	**Wade Neth**	**Ronnie Fugarino**	**Mit Cole**
President	President	President	President	Executive VP
Mississippi Region	Alabama Region	Florida Region	Louisiana Region	Private Banking
26 years experience	23 years experience	35 years experience	40 years experience	13 years experience

Jerome Brown	**Carol Daniel**	**Hayden Mitchell**
Executive VP	Executive VP	Executive VP
Community Development	Credit Administrator	Loan Ops & Mortgage
18 years experience	40 years experience	48 years experience

Ion Mixon	**Jarrett Nicholson**	**Chris Ryals**
Executive VP	Executive VP	Executive VP
Risk Manager	Chief Administrative Officer	COO
22 years experience	28 years experience	28 years experience

TheFirst BANCSHARES, INC.
5

   Evolution of Our Franchise  December 31, 2009        March 31, 2021    Total Assets ($mm) – Organic and Acquisitive Growth  Source: S&P Global Market IntelligenceData as of 12/31 of each year, respectively; Q1 ‘21 data as of 3/31/21  2010 – Q1 ‘21 CAGR: 26%   FBMS Branch (9)                    FBMS Branch (82)  FBMS LPO (2)                                  6  Hattiesburg  Hattiesburg  Destin  Valdosta  Gulfport  Pensacola

   Improving Geographic Diversification of our Balance Sheet  7  2015 Deposits by State  March 31, 2021 Deposits by State  Source: S&P Global Market Intelligence, Company documents2009 and 2015 data as of 6/30  2015 Loans by State  March 31, 2021 Loans by State  2009 Loans by State  2009 Deposits by State

   Our Market Demographics  8   Source: S&P Global Market Intelligence Note: Demographic information may not be indicative of the characteristics of the particular markets in which we operate(1) Demographic data deposit weighted by county; deposit data as of 3/31/21  ‘21 – ‘26 Projected Population Growth (%)  ‘21 – ‘26 Projected Median HHI Growth (%)  2026 Projected Median HHI ($)  June 2020 Unemployment Rate (%)  (1)  (1)  (1)  (1)

 9    2012  2013  2014  2015  2016  2017  2018  2019  2020  Q1 ‘21  Average Stock Price ($)  $9.21  $12.99  $14.54  $16.40  $18.88  $29.06  $35.08  $31.79  $24.54  $33.57  Average Market Capitalization ($)In Millions  $28.5  $57.3  $75.8  $88.1  $101.4  $277.4  $455.0  $542.9  $505.7  $707.5  Average Daily Volume (shares)  1,679  3,841  4,453  7,387  3,819  24,078  34,841  48,983  77,982  55,710  Price/LTM EPS (x)  8.1x  14.6x  12.2x  11.8x  16.8x  29.7x  18.7x  15.1x  12.8x  12.8x  Price/Tangible Book (%)  78.8%  130.6%  120.0%  140.0%  177.9%  230.0%  179.2%  188.2%  147.6%  168.2%  Market Information and Historical Pricing  Source: S&P Global Market Intelligence, Company documentsCompany financial data and market data as of 3/31/21

Overview of Potential Whole Bank Opportunities

- Includes all banks and thrifts headquartered in Alabama, Louisiana, Mississippi and select Florida and Georgia markets with total assets between $450 million and $2.0 billion

Opportunities by State

State	# of Banks	Assets ($mm)	Branches
Alabama	21	$18,445	236
Florida	4	2,219	27
Georgia	15	13,441	151
Louisiana	29	21,888	350
Mississippi	16	14,402	254
Total:	**85**	**$70,395**	**1,018**

Opportunities by Asset Size



Number of Opportunities
36
30
24
18
12
6
0
21
2
4
15
4
4
15
2
2
11
29
7
22
16
2
3
11
AL
FL
GA
LA
MS
$450 mm - $1,000 mm
$1,000 mm - $1.5 bn
$1.5 bn - $2.0 bn



Huntsville
Atlanta
MS
Birmingham
GA
Shreveport
Jackson
Columbus
Montgomery
AL
LA
Baton Rouge
Mobile
Jacksonville
Tallahassee
New Orleans
FL
Banks: $450mm - $1.0bn
Banks: $1.0bn - $1.5bn
Banks: $1.5bn - $2.0bn

Source: S&P Global Market Intelligence
Data as of most recent quarter available
Note: Excludes banks and thrifts in north Georgia, greater Atlanta region and only includes banks and thrifts in north Florida; excludes merger targets and MHCs

10

 Ten Years of Record Earnings  Superior Performance and Execution  Strategically Focused on Acquisitive and Organic Growth  Strong Capital Structure  Situated in Growing Markets  Shareholder Value and Return Demonstrated  Successful Leadership Team  11  Seven ReasonsTo Invest in The First

COVID-19 Pandemic Response

Customers & Communities	• Enacted the Pandemic section of our internal Business Continuity Plan • Restricted access to lobbies to "by appointment only" and maintained full drive thru service • Assisted customers by granting modifications, peaking at $676 million at April 30, 2020 or ~22% of loans; **modifications have since declined to $46 million** as of March 31, 2021 or **1.6% of loans** (1) • Improved and upgraded electronic delivery and execution of documents system wide to limit in person exposure but maintain business volume
Employees	• Moved as many as practical employees to work by remote access • Increased the frequency of facility janitorial services • Rotated access as much as practical for employees whose function could not be performed remotely • Provided lunch daily to on site personnel to limit their off premise exposure during the day; rotate purchasing our meals from our restaurant clients in each market to help support them during this emergency • Informed employees of CDC and Internal recommendations, procedures and protocols concerning: social distancing, business travel, sanitation and disinfection; weekly system wide calls to re-enforce procedures; distributed inventory of masks, sanitizers, and disinfectants
Paycheck Protection Program (PPP)	• Participated actively in the Paycheck Protection Program to assist our commercial customers • As of March 31, we have **2,591 PPP loans** totaling **$221.7 million (~7% of total loans)** • Funded loans to a variety of industries including Hotels, Restaurants, Retail, Convenience Stores and Healthcare • **Average loan size of $85,000**

Source: Company documents
Data as of 3/31/21
(1) Total loans as of 3/31/21 excludes $221.7 million of PPP related loans

TheFirst BANCSHARES, INC.
12

Highlights

Franchise and Management Strength

- Gulf South markets remain resilient through the COVID pandemic; unemployment well below national average
- 84 locations across 5 states; ranked in the top 10 by deposit market share by county / parish in ~74% of our franchise
- Geographically diversified loan portfolio
- Experienced, performance driven management team with local market knowledge

Granular Loan and Deposit Portfolio

- 66% loan-to-deposit ratio
- Core funded franchise with 97% core deposits and 0.37% cost of deposits
- Increased monitoring of hotel, restaurant and retail portfolio
- Prudent credit culture and pristine asset quality in light of deferrals

Strong Profitability and Capital Position

- Consistent historic improvement in profitability metrics and differentiated sources of revenue
- Solid PTPP ROAA (1.61% in Q1 '21) to support capital generation and potentially absorb any loan losses
- Capital ratios far in excess of well capitalized minimums (Q1 '21 CET1 Ratio of 13.5% and Total Capital Ratio of 19.0%)
- Q1 '21 55.2% efficiency ratio, operating

Source: S&P Global Market Intelligence
Data as of or for the three months ended 3/31/21

The First BANCSHARES, INC.
13

   14  Geography  Mobile, AL MSA  Tallahassee, FL MSA  Tallahassee, FL MSA  Hammond, LAMSA  Destin, FLMSA  Valdosta, GA MSA    Date Closed  March ‘18  April ‘18  November ‘18  March ‘19  November ‘19  April ‘20    Branches  9  5  6  7  6  8  41  Purchase Price  Cash & Stock: $60.0M  Cash & Stock: $30.5M  Cash & Stock: $80.0M  All Stock: $86.1M   Cash & Stock: $84.3M  All Stock: $47.9M  --  Assets  $398.5M  $213.1M  $477.1M  $375.7M  $428.5M  $535.7M  $2.4B  Loans  $269.9M  $173.1M  $331.6M  $247.8M  $248.9M  $394.6M  $1.7B  Deposits  $357.3M  $154.2M  $428.1M  $313.4M  $372.3M  $475.9M  $2.1B  Detailed Internal & 3rd Party Loan Review                Target Assets / FBMS Assets  ~22%  ~10%  ~19%  ~13%  ~12%  ~13%    TotalGained:  Building Franchise ValueSix Acquisitions | Closed 2018 – ‘21

 15  Financial results

   EPS  Net Income ($mm)  16  Pre-tax Pre Provision Income ($mm), Operating (1)  PTPP ROAA, Oper. (1)   Source: S&P Global Market Intelligence Annual data as of 12/31 of each year, respectively; quarterly data as of or for the three months ended each respective quarter(1) Refer to appendix for “Non-GAAP Reconciliation”  Historical Performance Over TimeTen Years of Record Earnings  $0.82  $1.16  $0.96  $1.19  $1.55  $1.57  $1.11  $1.62  $2.55  $2.52  1.61%  1.79%  1.62%  1.87%  1.74%  2.03%  1.75%  1.93%

   Net Interest Income Over Time  17  3.74%  3.99%  3.59%  3.44%  3.70%  3.72%  3.71%  4.07%  4.05%  Net Interest Income ($mm)  NIM  3.63%  3.83%  3.93%  3.58%  4.06%  3.51%  3.93%  3.34%  4.00%  Source: S&P Global Market IntelligenceAnnual data as of 12/31 of each year, respectively; quarterly data as of or for the three months ended each respective quarter  4.00%

Execution of Strategic Vision

- In 2009, FBMS formulated a strategic vision focused on branch expansion and acquisition of banks with assets less than $500 million in MS, AL, LA, FL and GA

Price Performance since 12/31/08



$45.00
$35.00
$25.00
$15.00
$9.04
$5.00
$37.58
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
3/22/13 $20.0M Preferred Stock Offering
4/30/13 Acquired First National Bank of Baldwin County
7/1/14 Acquired BCB Holding Company, Inc.
12/14/15 Acquired Mortgage Connection, LLC
1/1/17 Acquired Gulf Coast Community Bank
1/1/17 Acquired Iberville Bank
10/24/16 $63.3M Preferred Stock Offering
3/1/18 Acquired South West Banc Shares, Inc.
10/26/17 $58.4M Common Stock Offering`
4/1/18 Acquired Sunshine Financial, Inc.
10/31/18 Acquired FMB Banking Corp.
5/1/18 $66.0M Subordinated Debt Offering
10/31/19 Acquired First Florida Bancorp, Inc.
3/1/19 Acquired FPB Financial Corp.
9/25/20 $65.0M Subordinated Debt Offering
4/3/20 Acquired Southwest Georgia Financial Corporation

Source: S&P Global Market Intelligence, Company documents
Pricing data as of 4/16/21

18

   Historical Profitability Trends  19   Source: S&P Global Market Intelligence, Company Documents Data as of or for the three months ended each respective quarter(1) Refer to appendix for “Non-GAAP Reconciliation” * Inclusive of $7.0 million bargain purchase gain  Reported ROAA (%)  ROAA, Operating (%) (1)  Reported ROATCE (%) (1)  ROATCE, Operating (%) (1)            1.75%  1.79%  1.74%  1.62%  1.61%  PTPP ROAA, Oper. (1)

   20  Historical Profitability Trends  Non-interest Income, Oper. / Adj. Operating Revenue (%) (1)  Non-interest Income YTD (%)  Efficiency Ratio, Operating (%) (1)  Adjusted Operating Expense / Average Assets (%) (1)   Source: S&P Global Market Intelligence, Company Documents Data as of or for the three months ended each respective quarter, YTD data for the three months ended 3/31/21(1) Refer to appendix for “Non-GAAP Reconciliation”

   Historical Balance Sheet Growth  21  Assets ($mm)  Source: S&P Global Market IntelligenceData as of 12/31 of each year, respectively; Q1 ’21 data as of 3/31/21  Loans ($mm)  Deposits ($mm)  2011 – Q1 ‘21 CAGR: 25%  2011 – Q1 ‘21 CAGR: 25%  2011 – Q1 ‘21 CAGR: 25%

Building Upon a Proven Track Record

Executing Upon Growth Strategy



3/22/2013
$22.0M Equity Offering
Assets: $789 million
4/23/2013
Acquired First Baldwin Bancshares, Inc.
Assets: $965 million
7/1/2014
Acquired BCB Holding Company, Inc.
Assets: $989 million
12/14/2015
Acquired Mortgage Connection, LLC
Assets: $1.1 billion
10/24/2016
$63.3M Equity Offering
Assets: $1.3 billion
1/1/2017
Acquired Gulf Coast Community Bank
Assets: $1.8 billion
1/1/2017
Acquired Iberville Bank
Assets: $1.8 billion
10/26/2017
$58.4M Common Stock Offering
Assets: $1.8 billion
3/1/2018
Acquired South West Banc Shares, Inc.
Assets: $2.3 billion
4/1/2018
Acquired Sunshine Financial, Inc.
Assets: $2.5 billion
5/1/2018
$66.0M Subordinated Debt Offering
Assets: $2.5 billion
10/31/2018
Acquired FMB Banking Corporation
Assets: $3.0 billion
3/2/2019
Acquired FPB Financial Corp.
Assets: $3.5 billion
10/31/2019
Acquired First Florida Bancorp
Assets: $3.9 billion
4/3/2020
Acquired SGB
Assets: $5.1 billion
9/25/2020
$65.0M Subordinated Debt Offering
Assets: $5.2 billion

Tangible Book Value Per Share Growth



$23.00
$22.00
$21.00
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
3/31/21

Source: S&P Global Market Intelligence

Note: Assets shown as of next quarter after close; dates are as of transaction close, unless otherwise specified

TheFirst BANCSHARES, INC.

22

   23  Strong Balance Sheet & Earnings Power  TCE+ALL / Loans (%)  Core Deposits (%)  PTPP ROAA, Operating (1) (%)  Loans / Deposits (%)  150 bps higher than peers  30 bps higher than peers  11 percentage points lower than peers  7 percentage points higher than peers   Source: S&P Global Market Intelligence Note: Peers include all major exchange traded banks headquartered in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV with total assets between $1 bn and $10 bn Data as or for the twelve months ended 12/31/20; FBMS dashed-data as of or for the three months ended 3/31/21(1) Refer to appendix for “Non-GAAP Reconciliation”   FBMS Q1 ’21: 16.0%   FBMS Q1 ’21: 1.6%  FBMS Q1 ’21: 66.5%  FBMS Q1 ’21: 97.2%

 24  Loan & deposit information

Loan Portfolio Overview

Q1 ‘21 Loan Composition



Farmland
3%
Consumer & Other
2%
C&D
10%
1-4 Family
25%
Multifamily
3%
Owner-Occupied CRE
22%
Non Owner-Occupied CRE
18%
C&I
17%

Loan Portfolio	Amount
C&D	$304
1-4 Family	773
Multifamily	102
Owner-Occupied CRE	678
Non Owner-Occupied CRE	539
C&I	517
Farmland	85
Consumer & Other	72
Gross Loans & Leases	$3,070

- Granular loan portfolio, average loan size **excluding PPP** is ~$152 thousand
- Top 25 loans represent ~7% of total portfolio
- De Minimis consumer credit card loans ($1.7 million or 0.1% of total loans)
- Limited energy exposure ($26.8 million or 0.9% of total loans)
- No Shared National Credits (“SNCs”)

Historical Loan Composition



2.5%
14.8%
2.8%
14.4%
21.7%
3.4%
27.9%
12.5%
1.9%
13.5%
16.7%
21.3%
2.8%
27.0%
14.9%
1.9%
14.5%
3.3%
17.1%
20.5%
25.7%
14.5%
1.5%
12.7%
16.8%
22.6%
27.5%
13.8%
3.0%
17.5%
16.6%
22.0%
3.7%
25.4%
9.6%
2016
2017
2018
2019
2020
C&D
Owner-Occupied CRE
C&I
1-4 Family
Non Owner-Occupied CRE
Farmland
Multifamily
Consumer & Other

Dollars in millions, unless otherwise noted
Source: S&P Global Market Intelligence
Data as of 12/31 each respective year, respectively; Q1 ’21 data as of 3/31/21

TheFirst BANCSHARES, INC.
25

26  COVID-19 Loan Modifications  Loan Modifications Resulting from COVID-19 as of 3/31/21  Loan Modification Trends   Dollars in millions Source: Company documents(1) Total loans as of 3/31/21 excludes $221.7 million of PPP-related loans  Aggregate Loan Modification Trends  (1)  Loan Modification Changes in Escalated Monitoring Portfolio Segments

   27  Escalated Monitoring  Dollars in millionsSource: Company DocumentsData as of 3/31/21

   28  Loan Concentrations Over Time  C&D Loan Concentration Over Time  CRE Loan Concentration Over Time  Source: S&P Global Market IntelligenceNote: 100% and 300% are the interagency guidance figures for C&D Concentration and CRE Concentration of a banking institution’s total risk-based capital, respectively

   29  Overview of PPP Activity  As of March 31, 2021, we have 2,591 PPP loans totaling $221.7 million with average loan size of $85,000Net fees total $7.3 million at March 31, 2021    Dollars in millionsSource: Company documents

   30  Loan Reserves Detail & Nonperforming AssetsMarch 31, 2021  Dollars in millionsSource: Company documents  RESERVES  TOTAL LOANS $3.055 BILLION $32.7 MILLION 1.07%  LOAN BALANCES  ALLL/CREDIT MARK  ALLL/MARK TO LOANS  NON PERFORMING ASSETS  BALANCES  % OF LOANS + OREO  LEGACY $18.5 MILLION 0.6%  TOTAL NON PERFORMING ASSETS $36.8 MILLION 1.2%  ACQUIRED $18.3 MILLION 0.6%

   31  Asset Quality Over Time  NPAs / Loans + OREO (%)  NCOs / Average Loans (%)  Reserves / NPLs (%)  Reserves / Loans (%)  Source: S&P Global Market IntelligenceYearly data as of or for the twelve months ended each respective year; quarterly data as of or for the three months ended each respective quarter

   32  History of Prudent Credit Culture  15-Year NCOs / Avg. Loans vs. Banking Industry (%)  Source: S&P Global Market Intelligence, FDICYearly data as of or for the twelve months ended each respective year; Note: FDIC data as of 12/31/2020

   33  Attractive Deposit Portfolio  Q1 ‘21 Deposit Composition (1)  Historical Deposit Composition ($bn)  Cost of Total Deposits Over Time (%)   Dollars in millions unless otherwise noted Source: S&P Global Market Intelligence Annual data as of or for the twelve months ended each respective year; Quarterly data as of or for the three months ended each respective quarter; deposit mix as of 3/31/21(1) Without reclassification  97% core deposits28.7% non-interest bearing demand deposits

 34  Capital & Liquidity

   35  Capital & Liquidity Position  TCE / TA (%) (1)  Leverage Ratio (%)  Total Risk Based Capital Ratio (%)  CET1 Ratio (%)   Source: S&P Global Market Intelligence Data as of 12/31 of each year, respectively; Q1 ‘21 data as of 3/31/21(1) Non-GAAP measure, see reconciliation to closest GAAP measure in appendix

 36  Appendix

   37  Deposit Market Share by State  Mississippi  Florida  Alabama  Louisiana  Georgia  Source: S&P Global Market IntelligenceData as of 6/30/20Note: Deposits capped at $1.0 bn per branch

   38  Deposit Market Share by Select MSAs  Tallahassee, FL MSA  Gulfport-Biloxi, MS MSA  Fort Walton Beach-Destin, FL MSA  Mobile, AL MSA  Baton Rouge, LA MSA  Hattiesburg, MS MSA  Source: S&P Global Market IntelligenceData as of 6/30/20Note: Deposits capped at $1.0 bn per branch

   Historical Financials  39   Source: S&P Global Market Intelligence Data as of 12/31 of each year, respectively; quarterly data as of the three months ended each respective quarter(1) Non-GAAP measure, see reconciliation to closest GAAP measure

   40  Non-GAAP Reconciliation

   41  Non-GAAP Reconciliation (cont.)

   42  Non-GAAP Reconciliation (cont.)

   43  Non-GAAP Reconciliation (cont.)

   44  Non-GAAP Reconciliation (cont.)